UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: March 11, 2003
                        (Date of earliest event reported)


                            -------------------------



                      TRANSACTION SYSTEMS ARCHITECTS, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                   0-25346                     47-0772104
(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)


                             224 South 108th Avenue,
                              Omaha, Nebraska 68154
          (Address of principal executive offices, including zip code)


                                 (402) 334-5101
              (Registrant's telephone number, including area code)


                            -------------------------




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Item 5.  Other Events.

     On March 13, 2003, Transaction Systems Architects, Inc. issued a press release announcing the addition of John D. Curtis and John E. Stokely to the Company's Board of Directors, bringing the total number of board members to seven, effective March 11, 2003.


Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

        99.1  Press Release dated March 13, 2003.





                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TRANSACTION SYSTEMS ARCHITECTS, INC.


 Date: March 13, 2003                    By:       /s/ Dwight G. Hanson
                                            ------------------------------------
                                                     Dwight G. Hanson
                                             Chief Financial Officer, Treasurer
                                                 and Senior Vice President

                                  EXHIBIT INDEX

  Exhibit
  Number      Description

    99.1      Press Release dated March 13, 2003